UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 22, 2025
OCEANEERING INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-10945	95-2628227
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5875 North Sam Houston Parkway West, Suite 400
Houston,	TX	77086
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (713) 329-4500
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock, par value $0.25 per share	OII	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Directors; Appointment of Certain Officers

On December 22, 2025, the Board of Directors (the “Board”) of Oceaneering International, Inc. (“Oceaneering”) elected Mr. Roger Jenkins to serve as an independent, non-executive director, in Class III, and appointed Mr. Michael W. Sumruld to serve as Senior Vice President and Chief Financial Officer, each to be effective as of January 1, 2026 (collectively, the “Appointments”).

Mr. Jenkins, 64, previously served as President and Chief Executive Officer of Murphy Oil Corporation from August 2013 until his retirement in December 2024. He joined Murphy Oil Corporation in 2001 as Drilling Manager in Kuala Lumpur, Malaysia, and subsequently held positions of increasing responsibility, including Senior Vice President, North America (2007–2008). Mr. Jenkins was promoted to President of Murphy’s Exploration & Production Company in 2009. In 2012, he became Executive Vice President and Chief Operating Officer of Murphy Oil Corporation, and in 2013, he was appointed President and Chief Executive Officer and joined Murphy Oil Corporation’s Board of Directors, where he served until his retirement in December 2024. Prior to his tenure at Murphy Oil Corporation, Mr. Jenkins spent 17 years with Texaco Inc. (now part of Chevron Corporation) from 1984 to 2001, serving in various engineering and drilling management roles in the Gulf of Mexico.

Mr. Jenkins brings extensive governance experience from the energy and financial sectors. He has been a member of the Board of Directors of Regions Financial Corporation since January 2025, where he serves on the Risk and Technology Committees. He previously served as an independent director on the Board of Directors of Noble Corporation from 2018 to 2020. During his time as CEO of Murphy Oil Corporation, he served on the Board of Directors of the American Petroleum Institute and was a member of the National Petroleum Council. He has served on the Board of Directors of the LSU Foundation since 2016, including the Chair role from 2022-2024. Mr. Jenkins holds a bachelor’s degree in petroleum engineering from Louisiana State University (1983) and an MBA from the A.B.Freeman School of Business at Tulane University (1994).

Oceaneering previously announced that Mr. Alan R. Curtis, Oceaneering’s current Senior Vice President and Chief Financial Officer, intends to retire at the end of the year (the “Effective Date”). Upon the Effective Date, Mr. Curtis will no longer serve as Senior Vice President and Chief Financial Officer or as an executive officer of Oceaneering, and Mr. Sumruld will serve in such roles beginning on January 1, 2026. Mr. Curtis will serve in his current role through the Effective Date and has agreed to continue to serve Oceaneering in a supporting role during a transition period in order to provide for an orderly transition of duties following the Effective Date.

Mr. Sumruld joined Oceaneering in September 2025 as Senior Vice President, Finance, having most recently served as Senior Vice President and CFO for Parker Drilling Company from 2017 until its sale to Nabors Industries Ltd. in 2025. In that role, he managed the company’s investor relations, corporate development, treasury, finance and accounting, tax, financial planning and analysis, compliance, operations integrity, and information technology organizations. Prior to his time at Parker Drilling Company, Mr. Sumruld held positions at LyondellBasell Industries N.V. and at Baker Hughes Incorporated. He is a certified public accountant and holds a bachelor’s degree in accounting from the University of Houston and a Master of Business Administration from Texas A&M University.

Compensatory Arrangements

For 2026, the Compensation Committee of the Board approved payment to Mr. Jenkins of an annual base retainer as approved for the other nonemployee directors.

Concurrent with the appointment, the Compensation Committee of the Board approved, effective as of January 1, 2026, compensatory arrangements for Mr. Sumruld as follows: (1) an annual base salary of $505,000; (2) an amount credited to Mr. Sumruld’s notional account in Oceaneering’s Supplemental Executive Retirement Plan equal to 20% of base salary; (3) participation in Oceaneering’s change-of-control plan, consistent with other executive officers of Oceaneering; (4) a target award under the 2026 Annual Bonus Program of 90% of base salary earned in 2025; and (5) an award under the long-term incentive program approved for 2026 equal in the aggregate to $1,515,000, or 300% or Mr. Sumruld’s annual base salary for 2026. The form of award agreement is in the same form as the previously disclosed award agreement approved by the Compensation Committee.

In connection with the Appointments, the Compensation Committee of the Board approved Oceaneering entering into an indemnification agreement with each of Mr. Jenkins and Mr. Sumruld. The form of indemnification agreement approved is in the same form as the previously disclosed indemnification agreement entered into with the other members of the Board or officers of the company.

There are no arrangements or understandings between any other person and either Mr. Jenkins pursuant to which he was selected as a director, or Mr. Sumruld pursuant to which he was appointed as Senior Vice President and Chief Financial Officer. There also are no family relationships between either Mr. Jenkins or Mr. Sumruld and any director or officer of Oceaneering, and there are no transactions in which either Mr. Jenkins or Mr. Sumruld has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

	Registration or File Number	Form of Report	Report Date	Exhibit Number
99.1	Press release of Oceaneering International, Inc. issued December 22, 2025
99.2	Press release of Oceaneering International, Inc. issued December 22, 2025
104	Cover Page Interactive Data File (Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCEANEERING INTERNATIONAL, INC.

Date:	December 22, 2025	By:	/S/ JENNIFER F. SIMONS
Jennifer F. Simons
Senior Vice President, Chief Legal Officer and Secretary